================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                      September 2, 2005 (September 2, 2005)


                             CityFed Financial Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                  0-13311                  22-2527684
--------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission              (IRS Employer
 incorporation or organization)    File Number)           Identification No.)



                        PO Box 3126, Nantucket, MA 02584
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (508) 228-2366
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

                                                               Page 1 of 3 Pages
                                     There is no Exhibit Index in this document.

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            --------------------------------------------------------------------
            APPOINTMENT OF PRINCIPAL OFFICERS.
            ----------------------------------

On September 2, 2005, Peter R. Kellogg resigned from the Board of Directors of CityFed Financial Corp., a Delaware corporation (the "Company").

The Company has provided Mr. Kellogg with an opportunity to furnish the Company with a letter addressed to the Company stating whether he agrees with the statements made herein and, if not, stating the respects in which he does not agree. If the Company receives any such letter from Mr. Kellogg, then it will file such letter with the Securities and Exchange Commission within two business days after receipt thereof as an exhibit by an amendment to this report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CITYFED FINANCIAL CORP.

                                        By: /s/ John W. Atherton, Jr.
                                            ----------------------------------
                                            John W. Atherton, Jr.
                                            President, Chief Executive Officer
                                            and Treasurer (Principal Executive
                                            and Financial Officer)



Date:    September 2, 2005